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                                                                   EXHIBIT 23(c)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Pegasus Communications Corporation (the "Company") on Form S-8 of our report dated October 27, 1995.



ERNST & YOUNG LLP


Pittsburgh, Pennsylvania
March 3, 1997


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